Exhibit 99.1

C ORPORATE P RESENTATION APRIL 2018 LEAI

1 This presentation has been prepared by Legacy Education Alliance, Inc . (the ‘Company’) and includes information from sources believed by management to be reliable . No representation or warranty, express or implied, is made as to the accuracy or completeness of any of the information set forth herein . The information contained herein is as of the date hereof and is subject to change, completion or amendment without notice . This presentation contains statements, estimates and projections with respect to the anticipated future performance of the company that may be deemed to be “forward - looking statements” within the meaning of the “safe - harbor” provision of the Securities Litigation Reform Act of 1995 , and within the meaning of Section 27 A of the Securities Act of 1933 , as amended, and Section 21 E of the Securities Exchange Act of 1934 , as amended (the "Exchange Act") (which Sections were adopted as part of the Private Securities Litigation Reform Act of 1995 ) . These statements, estimates and projections reflect various assumptions made by the Company concerning anticipated results, which may or may not prove to be correct . All statements contained in the presentation that address operating performance, future direction, management and control of company, events or developments that are expected to occur in the future (including statements related to earnings, expectations, sales, capital expenditures, or statements expressing general optimism about future operating results) are forward - looking statements . Statements preceded by, followed by or that otherwise include the words “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “project,” “prospects,” “outlook,” and similar words or expressions, or future or conditional verbs such as “will,” “should,” “would,” “may,” and “could” are generally forward - looking in nature and not historical facts . Actual results could differ materially from those reflected in the forward - looking statements contained herein as a result of a variety of factors, many of which are beyond the Company’s control . Factors that could cause actual results result to differ materially from those described include, without limitation, those factors disclosed under Risk Factors” in our Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”) on April 2 , 2018 for the year ended December 31 , 2017 . This presentation is qualified in its entirety by our filings with the SEC, which contain more complete information about the Company and the risks of investing involving our company . For additional risks and uncertainties that could impact the Company’s forward - looking statements, please see the Company’s Form 10 - K, filed on April 2 , 2018 , which the Company has filed with the SEC and which may be viewed at http : //www . sec . gov . The Company undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events or otherwise . This presentation does not constitute an offer to sell or a solicitation of an offer to buy any security . F ORWARD L OOKING S TATEMENT Copyright© 2018 by Legacy Education Alliance, Inc. All rights reserved.

2 W HO W E A RE Legacy Education Alliance Inc . , (OTCQB : LEAI), is a leading global provider of practical, high - quality, and value - based educational training on the topics of Personal Finance, Entrepreneurship, Real Estate and Financial Markets investing strategies and techniques . TM TM TM TM TM TM TM TM

3 O UR V ISION Our objective is to enable individuals from all walks of life, regardless of their current economic situation and education background, to take control of their financial futures and enable them to achieve financial freedom.

4 W HAT W E D O Our training programs are offered through a variety of formats and channels, including free - preview workshops, basic training classes, symposiums, telephone and one - on - one mentoring, coaching and e - learning.

5 L EGACY B Y T HE N UMBERS 150 Countries & Territories 181 FT Global Employees $19 - $21K Average Advanced Training Course Sale S tudents Served 2M from FY 2017 Revenue $97.7M Celebrating 25 Years of Service 1996 FY 2017 Cash Sales $99.2M on FY 2017 Net Income $4.3M

7 Live Classroom Live Online On - Demand 1 - on - 1 Mentoring & Coaching Many of our students begin their journey to financial independence at a Free – Preview Workshop, n ext attending 3 - Day Basic Training classes followed by Elite Training classes and mentorship programs that can be customized to each individuals needs and learning styles . Basic and Advanced Level Trainings Courses Are Delivered Via: Course Offerings (partial list) P RACTICAL C OURSES & I NNOVATIVE D ELIVERY

8 Our innovative symposium - style course delivery model combines multiple advanced training courses in one location, allowing us to achieve certain economies of scale that: □ Reduces Costs And Improve Margins □ Accelerates U.S. GAAP Revenue Recognition □ Enhances Our Student's Experience □ Encourages Networking With Fellow Students and Legacy Education Staff Of Experienced Mentors And Trainers G LOBAL S YMPOSIUM M ODEL

9 Los Angeles, CA Dallas, TX Orlando, FL Washington DC Las Vegas, NV Philadelphia, PA Seattle, WA January 12 - 14 February 16 - 18 March 23 - 25 April 20 - 22 October 19 - 20 August 24 - 26 July 20 - 22 May 18 - 20 June 22 - 24 September 21 - 23 December 7 - 9 Nov 15 - 18 2018 U.S. Symposium Calendar January 26 - 28 March 2 – 4 April 20 - 22 June 8 - 10 July 13 - 15 Sept. 14 – 16 Nov 30 – Dec. 2 2018 United Kingdom Symposium Calendar NEC – Birmingham, U.K. Our symposiums provide an exciting atmosphere conducive to accelerated learning and practical instruction with unmatched selection of specialized instruction in the areas of real estate investing, financial markets investing, entrepreneurship, and other advanced training courses. 2018 Canadian Symposium Calendar Vancouver, BC Toronto, ON April 6 – 8 September 28 - 30 2018 S YMPOSIUM C ALENDAR

10 F OCUS O N C USTOMER S UCCESS x Playing an active role in customer success. x Diversifying and converging brands and service lines. x Enhancing engagement by transitioning from training to pervasive learning. Legacy has emerged as a global leader in Education Services by:

11 H OW W E E ARN R EVENUE » S tudents pay for their courses in full, up - front or through payment agreements with independent third parties. » Under U.S. GAAP, we recognize revenue when our students take their courses or the term for taking their course expires. » We initially record these Sales as Deferred Revenue on the Balance Sheet until course fulfillment is complete and then reclassify this Deferred Revenue to the Income Statement as Revenue . » We have accelerated our revenue recognition by shortening course contracts from two - year to one - year contracts.

12 *New Offices in 2015 Salt Lake City , UT Vaughn, Ontario Cape Coral, FL Richmond Surrey, U.K. Johannesburg, South Africa* Causeway Bay, Hong Kong* L EGACY ’ S G LOBAL R EACH

13 B USINESS O PERATIONS Legacy Operates in 3 Business Segments: x North America (U.S. & Canada) x United Kingdom x Other Foreign Markets $57.1 58.5 65.2 22.0 19.9 19.5 14.9 $57.1 $58.2 $17.7 $21.5 $19.1 $13.3

14 C ASH S ALES FY 2017 Cash Sales increased $12.4M or 14.3% to $99.2 million vs. $ 86.8 million in FY 2016 $99.2 $86.8 $94.1

15 F INANCIAL P ERFORMANCE FY 2017 & 2016 Deferred Revenue Cash Sales Agreement Term Expiration Attend Course $97.7 $89.2 $3.9 $4.3 $0.17 $0.18

16 F LOW OF 2017 C ASH S ALES I NTO U.S. GAAP R EVENUE Cash Sales $99.2M Product And Other Revenue $27.3M Attendance Revenue $41.5M Total Revenue $97.7M Mentor Revenue $12.5M Breakage Revenue $16.4M

17 x FY 2017 Revenue $97.7 vs $89.2M FY 2016, an increase of $8.5M or 9.5% x FY 2017 Net Income $4.3M or $ 0.19 per basic and $0.18 diluted share vs. $3.9M or $ 0.18 per basic and $0.17 per diluted share for FY 2016 x FY combined UK and Other Foreign Market Segments revenue was $ 40.6M vs. $31.1M for FY 2016 , an increase of $9.5 million or 31.0%. x FY 2017 Other Foreign Markets Revenue of $19.1M vs. $13.3M in FY 2016, an increase of $5.8M or 43.6% x FY 2017 Cash Sales $99.2M vs. $86.8M for FY 2016, an increase of $12.4M or 14.3% x LEAI trades at a significant discount to other publicly traded companies in the education industry 2017 I NVESTMENT H IGHLIGHTS x S trong YOY growth in revenue , cash sales, international expansion, and customer fulfilment x Successfully extended the term of the 2013 License Agreement with RDOC and settled litigation receiving net amount from the settlement of $4.3 million x Completed new ERP implementation and made significant strides in new brand development and enhanced course delivery capabilities x North America market leader x Worldwide intellectual property and licensing rights x Strong Management Team and Board of Directors x Significant growth opportunities globally

18 2018 C ORE F OCUS » Delivering world - class courses through new and compelling means » Driving increased fulfillment which represents increased opportunities in US GAAP revenue recognition through accelerated deferred revenue conversion » Continued brand diversification and development » Leveraging operational and functional improvements for our team members around the globe from the implementation of our new ERP system » Cost containment and enhancing operating efficiencies, remaining focused on effective financial and operations management to drive improved margins and efficiencies. » Increasing the scope and number of events we conduct across the world with a continued focus on expansion in areas that have yielded consistent growth. » Domestic and international strategic growth initiatives and brand penetration strategies are underway » Improved online course delivery and ERP fundamentals

19 L EGACY G ROWTH S TRATEGY x Continued development of our U.S. businesses including e - learning and other electronic format offerings and the development of new brands. x Development of our International markets with tailored course offerings and country expansion / Improving blended rate margins x Manage the security and longevity of our brands, protecting our individual brands, reducing brand fatigue and providing brand diversification while maintaining overall market share and competition . x Fulfilling our customer obligations while optimizing the pace and improving the cost efficiency with which we fulfill our customer commitments: □ expanded the options for course fulfilment □ improved outreach helping customers manage their course schedules; □ increased the number of global symposiums we hold globally. x Enhanced eLearning through interactive and online distributed course content and enhanced technology platforms capable of streaming video, interactive e - learning, and distributed e - learning. x Consistent quality assurance through high standards for marketing, sales presentations, and training delivery x Continued professional development by identifying, recruiting and retaining a team of trainers, mentors and coaches who possess practical, hands - on experience in their areas of expertise.

20 Management Team James Bass – Chairman of the Board • Chairman as of July 2015 • Former CEO and director of Piper Aircraft and Suntron Corp. • Former CEO of EFTC Corp., a subsidiary of Suntron • Previously held management positions at Sony and GE • Earned a B.S. from Ohio State University (1979) Cary W. Sucoff – Director • Director as of July 2015 • Owns & Operates Equity Source Partners, LLC • Former President of New England Law/Boston, Member of the Board of Trustees & Chairman of the Endowment Committee • Serves on BOD for CFRX, RTNB, ELRN and First Wave Technologies • Earned a B.A. from SUNY Binghamton and J.D. from New England Law School • Member of the Bar of the State of New York since 1978 Peter Harper – Director • Independent Director and Chairman of the Audit Committee as of December 2015 • CFO at DEI Holdings and Sound United • Formerly President and CFO at Twin - Star International • Formerly CFO of Scottsdale Insurance and Suntron Corporation • Senior Financial positions at Iomega Corporation and General Electric • Earned a BS from San Jose State University (1983) Anthony C. Humpage – Chief Executive Officer & Director • CEO since 2012 • EVP & CFO of Government Liquidation • CPA and British Chartered Accountant • MBA Finance Degree from Western International University Christian A. J. Baeza – Senior Vice President & Chief Financial Officer • Director Financial Reporting & Asst. Corp. Controller - Kraton Performance Polymers, Inc. • Accountant & Auditor with Arthur Anderson LLP • B.B.A. Degree in Accounting & Finance, Florida International University • CFO of Tigrent Inc. Fredrick Dummar – Senior Vice President • Senior Vice President since 2017 • Retired U.S. Army Colonel Iain Edwards – Senior Vice President • GM with Company since 2004 • Owned Jongor Limited • Served in British Army James E. May – Senior Vice President & General Counsel • CAO & General Counsel since 2009 • Associate General Counsel – Gateway Computers • VP, Deputy General Counsel – Blockbuster Videos, Inc. Board of Directors M ANAGEMENT T EAM & B OARD OF D IRECTORS

21 Attorney Shumaker, Loop & Kendrick, LLP 101 E. Kennedy Blvd. Tampa, FL 33602 813 - 229 - 7600 Auditor MaloneBailey 9801 Westheimer Road, Suite 1100 Houston, TX 77042 713 - 343 - 4286 Transfer Agent VStock Transfer 18 Lafayette Place Woodmere, NY 11598 212 - 828 - 8436 Corporate 1612 E. Cape Coral Parkway Cape Coral, FL 33904 239 - 542 - 0643 C ORPORATE I NFORMATION

22 www.LegacyEducationAlliance.com Investor Relations CORE IR Scott Gordon Scottg@coreir.com 516 222 2560 F OR M ORE I NFORMATION